United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2006
(Date of Report)

Supreme Realty Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan, Fu Tian Qu, Shenzhen City, P.R. China		518000
(Address of principal executive offices)		(Zip Code)

86 755 83570142
(Registrant’s telephone number, including area code)

4700 Millenia Blvd Suite 175, Orlando, Florida 32839
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Subscription Agreement

On May 4, 2006, the Registrant entered into a Subscription Agreement with Yujiao Xiong, Youming Xiong, Chaohui Wu, Pingxin Liu, Bo Chen, Wei Liu, Juhua Wang, Shaoke Chen, Hanping Lee, and Mingtung Chen (collectively referred to herein as “Investors”). Pursuant to the terms of the Subscription Agreement, the Registrant issued and sold 55,000,000 shares of its common stock to the Investors in a private placement exempt from the registration requirements of Section 5 of the Securities Act of 1933. The Registrant sold the shares at a price of $0.0182 per share, for aggregate offering consideration of $1,000,000. There are no material relationships between the Registrant or its affiliates and the Investors, other than in respect of the Subscription Agreement. A copy of the Subscription Agreement is being filed as Exhibit 10.1 to this Current Report.

Item 3.02  Unregistered Sales of Equity Securities.

Sale of Common Stock to the Investors

On May 4, 2006, the Registrant issued and sold 55,000,000 shares of its common stock to the Investors. The shares were sold at a price of $0.0182 per share, for aggregate offering consideration of $1,000,000.

1.  Section 4(2) of the Securities Act

The shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration “transactions by an issuer not involving any public offering.” To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to the Investors. Specifically, (1) the Registrant has determined that the Investors are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant’s common stock; (2) the Investors have advised the Registrant that they are able to bear the economic risk of purchasing the common stock; (3) the Registrant has provided the Investors with access to the type of information normally provided in a prospectus; (4) pursuant to the Subscription Agreement, the Investors have agreed not to resell or distribute the securities to the public; and (5) the Registrant did not use any form of public solicitation or general advertising in connection with the offering.

2.  Regulation S under the Securities Act

In addition, the shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. Regulation S is available only for offers and sales of securities made entirely outside the United States. These transactions are referred to as “offshore transactions,” and pursuant to Regulation S offshore transactions are not subject to Section 5 of the Securities Act. Offshore transactions include offers and sales of securities by a registrant located in the United States to persons located outside the United States.

The Registrant, which is located in the United States, believes that the sale of its common stock to the Investors constituted an offshore transaction. Investors are all residents of China. At the time the Registrant offered to sell them shares of its common stock, the Investors were located in China. Furthermore, at the time the Registrant sold its common stock to the Investors, the Registrant reasonably believed that the Investors were outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 11, 2006, Supreme Realty Investments, Inc. (the “Registrant”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Thomas Elliot, Jean LeRoy, Jimmy Harvey and Zujun Xu. There were no material relationships between the Registrant or its affiliates and any of the parties to the Stock Purchase Agreement, other than in respect of the Stock Purchase Agreement.

Pursuant to the terms and conditions of the Stock Purchase Agreement, Zujun Xu acquired from Thomas Elliot, Jean LeRoy, and Jimmy Harvey approximately 70.6% of the issued and outstanding shares of common stock of the Registrant (the “Transaction”).

Immediately prior to the closing of the Transaction, Thomas Elliot served as the sole member of the Board of Directors of the Registrant (the “Board of Directors”). Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, immediately following the closing of the Transaction, (1) Zujun Xu, was appointed to the Board of Directors, (2) Thomas Elliot tendered an undated resignation from the Board of Directors, with the understanding that such resignation would be accepted at a future date, to be determined by Zujun Xu, after the closing of the Transaction.

Appointment of Zujun Xu to the Board of Directors

      Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, on April 12, 2006, Zujun Xu was appointed to the Board of Directors.

      Mr. Xu, age 34, has been self employed as a business consultant since 2003. From 1998 through 2003 Mr. Xu was the general manager at Xiamen Motic China Group Company Limited, where he managed the business operations.

      Mr. Xu does not hold any other directorships with reporting companies in the United States. There are no family relationships between Mr. Xu and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Xu (or any member of his immediate family) had or is to have a direct or indirect material interest.

Departure of Thomas Elliot as Director

      Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, on May 4, 2006, the Board of Directors accepted the resignation of Thomas Elliot as a member of the Board of Directors.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Subscription Agreement, dated as of May 4, 2006, between the Registrant and the Investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2006	SUPREME REALTY INVESTMENTS, INC.

/s/ Zujun Xu
Zujun Xu
Chairman of the Board/
President/ Chief Financial Officer